OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2016
OTHER NON-CURRENT ASSETS [Abstract]
OTHER NON-CURRENT ASSETS
OTHER NON-CURRENT ASSETS

(in thousands of $)	2016	2015
Mark-to-market interest rate swaps valuation (see note 24)	8,194	1,881
Deferred tax asset (see note 9)	5,086	10,393
Other long-term assets	3,737	4,479
	17,017	16,753

“Other long-term assets” consists of capitalized commission expenses and lease incentives incurred in connection with the NR Satu time charter amounting to $3.7 million and $4.5 million as of December 31, 2016 and 2015, respectively. These costs are amortized over the term of the NR Satu time charter. Amortization expense for each of the years ended December 31, 2016, 2015 and 2014 was $0.7 million, which are recognized mainly under “Voyage and commission expenses” in the statement of operations.